Exhibit 10.71

                         ImClone Systems Incorporated
                          180 Varick Street, 7th Floor
                               New York, NY 100014

                                                                   March 1, 1999

VIA FACSIMILE (011) 49-6151-72-3435 and DHL

Dr. Klaus Hoenneknoevel
Senior Vice President,
Licensing and Business Development
Merck KGaA
Frankfurter Strasse 250
64271 Darmstadt
Germany

Re: Development and License Agreement between Merck KGaA and ImClone dated December 14, 1998

Dear Klaus:

      As per the discussion that you have recently had in the Steering Committee for C225 development, the parties have agreed to extend the three month period during which the parties are to have agreed upon the commercially feasible production concept for the C225 manufacturing facility of ImClone and for Merck to have provided the Manufacturing Line of Credit for funding that facility. The efforts to achieve such are going forward well between the parties. The extension of such period shall be for one additional month, through April 15, 1999.

      Therefore, by signing an enclosed consent copy of this letter, Merck indicates that it agrees with ImClone to amend the reference to "three months" in the third line of Section 4.9( c ) of the Agreement to "four months".

      Kindly sign and return a signed copy of this letter of extension.

                                                   Very truly yours,

                                                   /s/ John B. Landes
                                                   -----------------------------
                                                   John B. Landes
                                                   Vice President,
                                                   Business Development
                                                   General Counsel

Merck KGaA                                     Merck KGaA

By:/s/ Dr. Klaus Hoenneknoevel                 By: /s/ Dr. Klaus-Peter Brandis
Name:    Dr. Hoenneknoevel                     Name:    Dr. Brandis
Date:    March 2, 1999                         Date:    March 2, 1999
Title:   Head of Business Development          Title:   Head of Legal Department